                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                            -------------------------

                                    FORM 8-K

                            -------------------------


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 14, 2002





                      WILLIAMS COAL SEAM GAS ROYALTY TRUST
             (Exact name of Registrant as specified in its charter)


         DELAWARE                       001-11608                75-6437433
(State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)


            TRUST DIVISION
          ROYALTY TRUST GROUP                                        75202
         BANK OF AMERICA, N.A.                                     (Zip Code)
      901 MAIN STREET, 17TH FLOOR
             DALLAS, TEXAS
(Address of principal executive offices)



       Registrant's Telephone Number, including area code: (214) 209-2400


                                 NOT APPLICABLE
             (Former name, former address and former fiscal year, if
                           changed since last report)

ITEM 9. REGULATION FD DISCLOSURE.

         Attached as Exhibit 99.1 is the certification of Bank of America, N.A., not in its individual capacity, but solely as trustee of the Registrant, under
Section 906 of the Sarbanes-Oxley Act of 2002 (the "Certification"). In connection with the filing of the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, the Trustee furnished as correspondence the Certification attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   WILLIAMS COAL SEAM GAS ROYALTY TRUST

                                   By: BANK OF AMERICA, N.A., TRUSTEE FOR
                                       WILLIAMS COAL SEAM GAS ROYALTY TRUST


                                   By: /s/ Ron E. Hooper
                                       -----------------------------------------
                                       Ron E. Hooper
                                       Senior Vice President, Royalty Management


Date:    August 14, 2002

                                  EXHIBIT INDEX

    Exhibit
    Number      Description
    ------      -----------
     99.1       Certification by Bank of America, N.A., Trustee of the
                Registrant, furnished pursuant to Section 906 of the
                Sarbanes-Oxley Act of 2002.